UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	14-1916687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California		94501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ASTRW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On April 13, 2020, we received an unsecured loan in the amount of $4.850 million (the “PPP Loan”) from Silicon Valley Bank under the Paycheck Protection Program. On August 24, 2021, we received notice from Silicon Valley Bank that the Small Business Administration has approved our application for forgiveness of the PPP Loan in the full amount of $4.850 million, plus interest of $65,475.

Item 8.01 Other Events.

On August 27, 2021, we attempted a test launch for the United States Space Force on its launch vehicle, LV0006. During our first attempt, all five engines ramped up to power slower than we would normally expect. Our launch vehicle is designed to detect this and automatically aborted the mission. We conducted a second launch attempt on August 28, 2021. Also, on August 28, 2021, we issued a a press release announcing the outcome of this launch attempt, which is our first commercial orbital launch. A copy of our press release is filed as Exhibit 99.1 hereto.

Prior to the opening of our launch window, our founder and chief technology officer, Adam London, was interviewed regarding the launch. A copy of his interview is available on our website at astra.com and is also filed as Exhibit 99.2 hereto.

On August 30, 2021, we posted slides comprising our investor presentation to our website at investor.astra.com. A copy of these slides is furnished as Exhibit 99.3 hereto and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

When we use the phrase “commercial orbital launch”, we mean a launch conducted under an FAA commercial launch license. Our commercial launch license allows us to launch small payloads on version 3 of our launch vehicle from the Pacific Spaceport complex in Kodiak, Alaska through March 9, 2026.

We use our website located at www.astra.com and the following social media accounts to provide updates to our investors and the public about Astra and its activities:

Twitter: @astra

LinkedIn: linkedin.com/company/astraspace

Instagram: instragram.com/astraspace

Glassdoor: glassdoor/com/ovcarlerview/working-at-astra-CA-EI_IE3317865.11,19.htm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 28, 2021
99.2	Question and Answer with Adam London dated August 26, 2021
99.3	Investor Presentation from August 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2021	Astra Space, Inc.

	By:	/s/ Kelyn J. Brannon
	Name:	Kelyn J. Brannon
	Title:	Chief Financial Officer